SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement For A Special Meeting
|_| Confidential. For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Nooney Realty Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

==============================
NOONEY
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REALTY
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TRUST
==============================
A Real Estate Investment Trust

7701 Forsyth Boulevard
St. Louis, Missouri 63105-1877
(314) 863-7700


                                  July 16, 1997


              DON'T BE FOOLED! THIS PROXY CONTEST IS ABOUT CONTROL
                   OF NOONEY REALTY TRUST, NOT ITS TAX STATUS.

Dear Shareholder:

You may have recently received materials from a group calling itself "The Committee to Increase Shareholder Value at Nooney Realty Trust, Inc."

Don't let their use of your Company's name fool you. This so-called "Committee" is in reality ONE person -- DAVID L. JOHNSON. All of the shares owned by his "Committee" are owned by him, an employee of his, or by Johnson's company, KelCor, Inc., which is 100% owned by Johnson and his wife.

          DON'T LET JOHNSON TAKE CONTROL OF YOUR TRUST FOR HIS BENEFIT.
                        VOTE YOUR GOLD PROXY CARD TODAY!

Mr. Johnson would have you believe he is concerned only about defeating your Board of Directors' proposal regarding a 9.8% limitation on the ownership of Company shares at the upcoming special shareholders' meeting scheduled for August 8, 1997.

BUT WHAT JOHNSON REALLY WANTS TO DO IS TO GAIN CONTROL OF YOUR TRUST FOR HIS BENEFIT. AS HIS PROXY MATERIALS CLEARLY REVEAL, IF THE PROPOSAL TO AMEND THE TRUST'S BYLAWS IS DEFEATED ON AUGUST 8, JOHNSON INTENDS TO GAIN CONTROL OF YOUR BOARD AT A SUBSEQUENT SHAREHOLDER MEETING AND INSTALL ENTITIES WHOLLY CONTROLLED BY HIM AS PROPERTY MANAGERS AND ADVISOR FOR THE TRUST.

             THE TAX STATUS OF THE TRUST HAS NEVER BEEN COMPROMISED

Johnson is trying to scare shareholders into believing that the tax status of the Trust has been compromised, by using the complexities of the tax code as a smokescreen to cover his true intention of gaining control of the Trust. AGAIN -- DON'T BE FOOLED. In the opinion of counsel, the past ownership of the PICO group in excess of the 9.8% limitation HAS NEVER COMPROMISED THE TRUST'S TAX STATUS AS A REIT.

         JOHNSON HAS ALREADY FORCED THE TRUST TO SPEND AT LEAST $150,000
              OF SHAREHOLDER FUNDS IN LITIGATION AND PROXY EXPENSES

Mr. Johnson's proxy materials conveniently neglect to tell you that his irresponsible actions in filing a lawsuit against the Trust have already forced us to spend more than $150,000 in litigation defense and proxy related costs. Of course, these expenses will increase dramatically if the bylaw amendment proposal does not pass on August 8.

Incredibly, Johnson also expects the Trust to reimburse him for his expenses if he eventually gains control of the Board.

                             YOUR VOTE IS CRITICAL.
               THE BYLAW PROPOSAL REQUIRES A 62% AFFIRMATIVE VOTE.

Successful passage of the bylaw proposal amendment requires an affirmative vote from shareholders representing 62% of the Trust's outstanding shares. Even if you own a small number of the Trust's shares, your vote is critical.

REMEMBER -- NOT VOTING HAS THE SAME EFFECT AS VOTING AGAINST THE PROPOSAL. So, please take a moment to mark, sign, date and mail your GOLD proxy card today.

                         YOUR TRUST IS PERFORMING WELL.

Your Trust has been performing well in the current market environment. You should know that:

* SNL SECURITIES, AN INDEPENDENT PUBLICATION THAT TRACKS REIT PERFORMANCE, SHOWED THAT FOR THE THREE YEARS ENDED MAY 31, 1997, NOONEY REALTY TRUST POSTED A TOTAL RETURN TO SHAREHOLDERS OF 132.5%.

* This compares very favorably with the median return of 65% for all REITS during the same period.

* SINCE 1994, THE ANNUAL DIVIDEND PAID BY THE TRUST HAS INCREASED 63%, FROM $.54 TO $.88 PER SHARE.

Clearly David Johnson's actions and published intentions do not warrant shareholder support for his effort to defeat the bylaw amendment. These actions are merely a prelude to his attempting to gain control of your Board. DEFEAT JOHNSON BY VOTING FOR THE BYLAW AMENDMENT PROPOSAL ON THE GOLD PROXY CARD.

If you have already voted against the proposal, you have every legal right to change your mind and vote FOR it, as your Board recommends. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

If you have questions, or need assistance in voting your shares, please call MacKenzie Partners, Inc., which is assisting the Trust with this solicitation, toll-free at (800) 322-2885.

We appreciate your support of the Trust.

                                        Sincerely,

                                        /s/ Gregory J. Nooney, Jr.

                                        Gregory J. Nooney, Jr.
                                        Chairman

                                     [FRONT]

GOLD PROXY

                            NOONEY REALTY TRUST, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned does hereby appoint Gregory J. Nooney, Jr., Patricia A. Nooney and Gene K. Beare and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), with full power of substitution, to vote all common shares of the undersigned in Nooney Realty Trust, Inc. at the Special Meeting of Shareholders to be held on Friday, August 8, 1997, commencing at 10:00 A.M. at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, and at any adjournment thereof, as specified on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

         The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 9, 1997.


                             ---------------------------------------------------
                                                    Date

                             ---------------------------------------------------
                                                 Signature

                             ---------------------------------------------------
                                         Signature if held jointly

                             ---------------------------------------------------
                                             Title or Authority

                                     [BACK]

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1. PROPOSAL TO AMEND ARTICLE VIII OF THE TRUST'S BYLAWS

                         FOR / / AGAINST / / ABSTAIN / /

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                 IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN
                   THE ENCLOSED PROXY AS SOON AS POSSIBLE. BY
                      DOING SO, YOU MAY SAVE THE TRUST THE
                       EXPENSE OF ADDITIONAL SOLICITATION.